Filed Pursuant to Rule 424(b)(3)
                                                   Commission File No. 333-45464

     Supplement dated November 5, 2001 to Prospectus dated February 6, 2001


     Effective November 05, 2001, the Rates for the MEDICAL CAPITAL MANAGEMENT REDEEMABLE SECURED NOTES - SERIES 1 are as follows:



                                 Class A - 8.00%


                                 Class B - 8.75%


                                 Class C - 9.25%


                                 Class D - 9.75%